UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2005

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification No.)

702 N. Franklin Street, Tampa, Florida 33602

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01: Other Events

Updating Audited Financial Statements

TECO Energy, Inc. (“TECO Energy” or “the company”) previously announced the completion of the sale by one of its subsidiaries of the subsidiary’s membership interest in Commonwealth Chesapeake, LLC (“CCC”) on April 19, 2005. As a result of the sale, and as required by Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, TECO Energy has reclassified the operations related to CCC from continuing operations to discontinued operations for the years ended December 31, 2004, 2003, 2002, 2001, and 2000. This change in classification was reflected in TECO Energy’s financial statements for the period ended March 31, 2005 and was reported in the Quarterly Report on Form 10-Q that TECO Energy filed on May 9, 2005.

In addition, during the first quarter of 2005, as part of its continued focus on core utility and profitable unregulated operations, TECO Energy revised internal reporting information used for decision making purposes. With this change, management began to view the results and performance of TECO Guatemala, Inc. (TECO Guatemala) (formerly TWG Non-Merchant, Inc.) as a separate segment comprised of all Guatemalan operations. TECO Guatemala includes the equity investments in the San José and Alborada power plants, the equity investment in the Guatemalan distribution company, EEGSA, and the TECO Guatemala parent company. Results for TECO Guatemala were previously reported in the Other Unregulated segment. Following the sales of the larger energy services businesses, which were previously reported in the Other Unregulated segment, the remaining small operations of TECO Solutions, Inc. are now reported within “Other & Eliminations.”

Accordingly, TECO Energy is filing this Current Report on Form 8-K to file updated consolidated financial statements for each of the three years in the period ended December 31, 2004 to reflect the reclassification of the operations related to CCC from continuing operations to discontinued operations as well as to recast its new segment presentation for such periods. In connection with this reclassification and segment recasting, TECO Energy is updating the following information that appeared in its Annual Report on Form 10-K for the year ended December 31, 2004:

•	Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 to this report and incorporated herein by reference;

•	Financial Statements and Supplementary Data of TECO Energy, Inc., attached as Exhibit 99.1 to this report and incorporated herein by reference;

•	Management’s Discussion & Analysis of Financial Condition & Results of Operations of TECO Energy, Inc., attached as Exhibit 99.2 to this report and incorporated herein by reference; and

•	Selected Financial Data of TECO Energy, Inc., attached as Exhibit 99.3 to this report and incorporated herein by reference.

This Current Report on Form 8-K does not reflect events occurring after March 15, 2005, the date TECO Energy filed its Annual Report on Form 10-K for the year ended December 31, 2004, and does not modify or update the disclosures therein in any way, other than as required to reflect the changes in continuing operations and change in segments as described above and set forth in Exhibits 99.1-99.3 attached hereto. For information on other developments regarding TECO Energy since the filing of the Form 10-K, please refer to TECO Energy’s reports filed with the SEC, including TECO Energy’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005, which provides updated information in TECO Energy’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as it relates to the quarterly period ended March 31, 2005. This report also contains “Investment Considerations,” attached as Exhibit 99.4 to this report and incorporated herein by reference, which have been updated from the “Investment Considerations” included in TECO Energy’s Annual Report on Form 10-K for the year ended December 31, 2004.

Proposed Institutional Private Placement

As part of TECO Energy’s debt redemption and refinance plan, the company is seeking to raise approximately $200 million in an institutional private placement of notes. The company intends to use the net proceeds of the offering in the short-term, together with cash on hand, to repurchase or redeem in full the $380 million aggregate principal amount of its 10.5% notes due 2007. Thereafter, the company also intends to use cash generated during 2005 to call and retire in December 2005 approximately $100 million of the $200 million aggregate stated liquidation amount outstanding of the 8.5% trust preferred securities of TECO Capital Trust I. (The 8.5% trust preferred securities would be called and retired by redeeming the company’s underlying 8.5% junior subordinated notes maturing in 2041 when they become available for redemption in December 2005.) As additional cash becomes available in 2006, the company also intends to call and retire the remaining outstanding 8.5% trust preferred securities. The effect of these transactions, therefore, will be to refinance the 8.5% trust preferred securities.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of the notes.

The notes subject to the proposed private placement have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons in offshore transactions in reliance on Regulation S. Unless so registered, the notes may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

This report contains forward-looking statements regarding the company’s ability to complete this private placement and the application of the net proceeds. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include uncertainties relating to market conditions for corporate debt securities generally, for the securities of regulated utilities and for the company’s securities in particular. Additional information about uncertainties relating to the company’s securities in particular is contained in the “Investment Considerations” attached as Exhibit 99.4 to this report and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits

23.1	Consent of Independent Registered Certified Public Accounting Firm.

99.1	Updated Financial Statements and Supplementary Data.

99.2	Management’s Discussion & Analysis of Financial Condition & Results of Operations.

99.3	Selected Financial Data.

99.4	Investment Considerations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2005	TECO ENERGY, INC.
(Registrant)

/s/ G. L. Gillette
G. L. GILLETTE
Executive Vice President
and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
23.1	Consent of Independent Registered Certified Public Accounting Firm.

99.1	Updated Financial Statements and Supplementary Data.

99.2	Management’s Discussion & Analysis of Financial Condition & Results of Operations.

99.3	Selected Financial Data.

99.4	Investment Considerations.